EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CDEX Inc. (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm H. Philips , President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2008            /s/ Malcolm H. Philips
                                    -------------------
                                    Malcolm H. Philips
                                    President and Chief Executive Officer